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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 1, 2003

                      Lehman ABS Corporation, on behalf of:

         CORPORATE BACKED TRUST CERTIFICATES, MOTOROLA DEBENTURE-BACKED
                              SERIES 2002-12 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      001-31366                13-3447441
(State or Other Jurisdiction         (Commission File         (I.R.S. Employer
     of Incorporation)                    Number)            Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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The Corporate Backed Trust Certificates, Series 2002-12 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of June 18, 2002.

Item 5. OTHER EVENTS

On October 1, 2003 distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The issuer of the underlying securities, or guarantor thereof, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Lehman ABS nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this report:

      1 Trustee's Distribution Statement to the Motorola Debenture-Backed Series 2002-12 Certificate Holders for the period ending October 1, 2003.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 9, 2003

                                        Lehman ABS Corporation


                                        By: /s/ Paul Mitrokostas
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                                        Name:   Paul Mitrokostas
                                        Title:  Senior Vice President


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                                  EXHIBIT INDEX

Exhibit Number    Description
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      1           Trustee's Distribution Statement to the Motorola
                  Debenture-Backed Series 2002-12 Certificate Holders for the period ending October 1, 2003


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